UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 12, 2025

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On November 12, 2025, Extreme Networks, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). There were 133,652,565 shares entitled to be voted and 117,132,707 shares were voted in person or by proxy at the Annual Meeting.

(b) The following proposals were considered and voted on by the stockholders at the Annual Meeting and the results below were certified by the Inspector of Elections:

Proposal 1 – The following seven director nominees were elected for a one-year term:

	For	Withheld	Broker Non-Votes
Ingrid J. Burton	99,025,115	5,178,275	12,929,317
Charles P. Carinalli	90,892,195	13,311,195	12,929,317
Kathleen M. Holmgren	98,275,992	5,927,398	12,929,317
Edward H. Kennedy	98,329,621	5,873,769	12,929,317
Rajendra Khanna	101,543,530	2,659,860	12,929,317
Edward B. Meyercord	101,617,435	2,585,955	12,929,317
John C. Shoemaker	85,255,840	18,947,550	12,929,317

Proposal 2 – The compensation of the Company’s named executive officers was approved, on an advisory basis:

	For	Against	Abstain	Broker Non-Votes
Votes	97,922,278	5,714,907	566,205	12,929,317

Proposal 3 – The appointment of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending June 30, 2026 was ratified:

	For	Against	Abstain	Broker Non-Votes
Votes	116,578,376	60,129	494,202	0

Proposal 4 – The Amendment and Restatement of the Company’s Amended and Restated 2013 Equity Incentive Plan to, among other things, add 6,800,000 shares of our common stock to those reserved for issuance under the plan was approved:

	For	Against	Abstain	Broker Non-Votes
Votes	88,997,473	14,651,251	554,666	12,929,317

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2025

EXTREME NETWORKS, INC.

By:	/s/ Katayoun ("Katy") Motiey
Katayoun ("Katy") Motiey
EVP, Chief Legal, Administrative & Sustainability Officer and Corporate Secretary